UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2011 (October 25, 2011)

CUBESMART

CUBESMART, L.P.

(Exact Name Of Registrant As Specified In Charter)

Maryland (CubeSmart)	001-32324	20-1024732
Delaware (CubeSmart, L.P.)	000-54662	34-1837021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

460 E. Swedesford Road, Suite 3000, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices)

(610) 293-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On October 25, 2011, CubeSmart (the “Company”) and CubeSmart, L.P. (the “Operating Partnership”) executed and delivered an underwriting agreement (the “Underwriting Agreement”), by and among the Company, the Operating Partnership, and Wells Fargo Securities, LLC as representative of the several Underwriters named in Exhibit A thereto (the “Underwriters”), relating to the issue and sale by the Company of a total of 20,000,000 of the Company’s common shares of beneficial interest, par value $.01 per share (up to 23,000,000 shares if the Underwriters exercise their option to purchase 3,000,000 additional shares in full) (the “Common Shares”).  The issue and sale of the Common Shares is expected to be completed on October 28, 2011.  Under the terms of the Underwriting Agreement, the Company and the Operating Partnership have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute payments that the Underwriters may be required to make because of any of those liabilities.  The Underwriting Agreement contains customary representations and covenants.

The offering of the Common Shares was registered under the Securities Act pursuant to a registration statement on Form S-3 (Registration No. 333-176885) filed with the Securities and Exchange Commission (the “Commission”) on September 16, 2011.  The terms of the Common Shares are described in the Company’s prospectus dated September 16, 2011, as supplemented by a final prospectus supplement dated October 25, 2011, as filed with the Commission as of October 26, 2011.  A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1 and incorporated by reference into the Registration Statement.

The foregoing is not a complete discussion of the Underwriting Agreement and is qualified in its entirety by reference to the full text of the Underwriting Agreement attached to this Current Report on Form 8-K as Exhibit 1.1, which is incorporated herein by reference.

In connection with the filing of the Underwriting Agreement, the Company and the Operating Partnership are filing on Exhibits 5.1 and 8.1 to this Current Report on Form 8-K the opinion of its counsel.

Item 7.01              Regulation FD Disclosure.

On October 25, 2011, the Company issued a press release announcing the pricing of its offering of the Common Shares, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01                                           Financial Statements and Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated October 25, 2011, by and among CubeSmart, CubeSmart, L.P., Wells Fargo Securities, LLC and each of the other Underwriters named in Exhibit A thereto.
5.1	Opinion of Pepper Hamilton LLP as to the legality of the Common Shares.
8.1	Opinion of Pepper Hamilton LLP regarding certain tax matters.
23.1	Consent of Pepper Hamilton LLP (included in Exhibit 5.1).
23.2	Consent of Pepper Hamilton LLP (included in Exhibit 8.1).
99.1	Press Release dated October 25, 2011.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBESMART

Date: October 26, 2011	By:	/s/ Jeffrey P. Foster
		Name:	Jeffrey P. Foster
		Title:	Senior Vice President, Chief Legal Officer & Secretary

CUBESMART, L.P.

	By:	CubeSmart, general partner

Date: October 26, 2011	By:	/s/ Jeffrey P. Foster
		Name:	Jeffrey P. Foster
		Title:	Senior Vice President, Chief Legal Officer & Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated October 25, 2011, by and among CubeSmart, CubeSmart, L.P., Wells Fargo Securities, LLC and each of the other Underwriters named in Exhibit A thereto.
5.1	Opinion of Pepper Hamilton LLP as to the legality of the Common Shares.
8.1	Opinion of Pepper Hamilton LLP regarding certain tax matters.
23.1	Consent of Pepper Hamilton LLP (included in Exhibit 5.1).
23.2	Consent of Pepper Hamilton LLP (included in Exhibit 8.1).
99.1	Press Release dated October 25, 2011.